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                                                                   EXHIBIT 10.6

                             PEGASUS SYSTEMS, INC.

                         AMENDED 1997 STOCK OPTION PLAN


         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and any Parent or Subsidiary, to compensate Non-Employee Directors of the Company and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or the Compensation Committee appointed by the Board.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the Compensation Committee appointed by the Board of Directors.

                  (e) "Common Stock" means the Common Stock of the Company.

                  (f) "Company" means Pegasus Systems, Inc.

                  (g) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services.

                  (h) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such



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leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

                  (i) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (j) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                           (iii) In the absence of an established market for
the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (n) "Non-Employee Director" means any person who is a member of the Board who is not an Employee.

                  (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (p) "Option" means a stock option granted pursuant to the Plan.

                  (q) "Optioned Stock" means the Common Stock subject to an Option.



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                  (r) "Optionee" means an Employee, Consultant or Non-Employee
Director who receives an Option.

                  (s) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (t) "Permitted Transferee" means a member of a holder's immediate family, trusts for the benefit of such immediate family members, and partnerships in which the holder and such immediate family members are the only partners, provided that no consideration is provided for the transfer.

                  (u) "Plan" means this Amended 1997 Stock Option Plan.

                  (v) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

                  (w) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 below.

                  (x) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 700,000 Shares, increased, as of the first day of each fiscal year commencing January 1, 2000, by one percent (1%) of the number of Shares outstanding as of the date that the Plan is approved by the stockholders of the Company; provided, however, that the total number of Shares available under the Plan, when aggregated with all other stock option plans sponsored by the Company, shall not exceed fifteen percent (15%) of the number of Shares outstanding as of the first day of each fiscal year. The maximum number of Shares with respect to which Options may be awarded under the Plan during any fiscal year to any Employee shall be 500,000. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program authorized by the Administrator, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4. Administration of the Plan. With respect to Option grants awarded to Employees, Consultants or Non-Employee Directors, the Plan shall be administered by (A) the Board or



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(B) the Compensation Committee designated by the Board, which committee shall be constituted to satisfy the legal requirements, if any, relating to the administration of incentive stock option plans of state corporate and securities laws, of the Code, and of any stock exchange or national market system upon which the Common Stock is then listed or traded (the "Applicable Laws"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

                  (n) Powers of the Administrator. Subject to the provisions of the Plan and approval of any relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(l) of the Plan;

                           (ii) to select the Consultants and Employees to whom
Options may from time to time
be granted hereunder;

                           (iii) to determine whether and to what extent
Options are granted hereunder;

                           (iv) to determine the number of shares of Common
Stock to be covered by each such award granted hereunder;

                           (v) to approve forms of agreement for use under the
Plan;

                           (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vii) to determine whether and under what
circumstances an Option may be settled in cash under Section 10(e) instead of Common Stock;

                           (viii) to reduce the exercise price of any Option to
the then current Fair Market Value only in the event the reduction of the exercise price (i) affects less than ten percent (10%) of the Shares authorized for grant under the Plan, (ii) is for a legitimate corporate purpose such as retention of one or more key persons, and (iii) is for the purpose of maintaining option value due to extreme circumstances beyond management's control;



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                           (ix) to provide for the early exercise of Options
for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine; and

                           (x) to construe and interpret the terms of the Plan
and awards granted pursuant to the Plan.

                  (o) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

                  (a) Nonstatutory Stock Options may be granted to Employees, Consultants and Non-Employee Directors. Incentive Stock Options may be granted only to Employees. An Employee, Consultant or Non-Employee Director who has been granted an Option may, if otherwise eligible, be granted additional Options.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

                  For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (c) The Plan shall not confer upon any Optionee any right with respect to the continuation of the Optionee's employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company, as described in Section 15 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the



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Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. Option Exercise Price and Consideration.

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                 (A) granted to an Employee who, at the time of
the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                 (B) granted to any Employee other than an
Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option, the
per share exercise price shall be determined by the Administrator but shall not, except as otherwise provided in Section 9, be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; provided, however, that a per share exercise price of no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant shall be permitted for a Nonstatutory Stock Option expressly awarded to an Employee in lieu of a reasonable amount of salary or cash bonus.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9. Grants to Non-Employee Directors. Notwithstanding any other provision of the Plan, each Non-Employee Director shall, on each date of election or re-election as a Board



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member be granted a Nonstatutory Stock Option for two thousand (2,000) Shares of Common Stock of the Company at an exercise price equal to eighty five percent (85%) of the Fair Market Value of the Shares at the end of the business day immediately preceding the date of election or re-election of the Non-Employee Director. Additionally, each Non-Employee Director serving more than a one (1) year term shall, on the date of each annual meeting of the Company's stockholders preceding each additional year of office, be granted an additional Nonstatutory Stock Option for two thousand (2,000) Shares of Common Stock of the Company at an exercise price equal to eighty five percent (85%) of the Fair Market Value of the Shares at the end of the business day immediately preceding the date of each meeting. Each such Option shall become fully vested on the date the director completes one year of service as a director following the date of grant. If a director's service terminates six (6) months or more following the date of grant, then the Option shall be partially vested upon termination, as follows: 50% following six (6) months of service, and an additional 8.33% for each additional completed month of service as a director following the date of grant. Each Non-Employee Director Option shall have a term of three (3) years. Expiration of a Non-Employee Director's term of office shall not affect a Non-Employee Director's right to exercise its Option to the extent such Option is vested or becomes vested at or prior to the expiration of the Director's term.

         10. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

                           Exercise of an Option in any manner shall result in
a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.



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                  (b) Termination of Employment or Consulting Relationship.
Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

         The provisions of this Section 10(b) shall not be applicable to Non-Employee Directors.

                  (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of his or her Option as set forth in the Option Agreement), exercise the Option to the extent the Optionee was otherwise entitled to exercise it on the date of such termination. To the extent that the Optionee is not entitled to exercise the Option on the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.



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                  (e) Buyout Provisions. The Administrator may at any time
offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                  (f) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         11. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 11 . When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         12. Transferability of Options and Rights. Incentive Stock Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Incentive Stock



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Options shall be exercisable during the lifetime of the Employee only by the
Employee or by the Employee's guardian or legal representative (unless such exercise would disqualify it as an Incentive Stock Option). Unless the Administrator otherwise provides in an agreement regarding the award of non-qualified stock options or rights (not granted in connection with an Incentive Stock Option), non-qualified stock options or rights (not granted in connection with Incentive Stock Options) may be transferred by the holder to Permitted Transferees, provided that there cannot be any consideration for the transfer.

         13. Adjustments Upon Changes in Capitalization or Merger.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Acquisition Events

                           (1) Consequences of Acquisition Events. Upon the
occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding
Options: (i) provide that outstanding Options shall be assumed



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or equivalent Options shall be substituted by the acquiring or succeeding entity (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 422(a) of the Code; (ii) upon written notice to the Optionees, provide that all then unexercised Options will become exercisable in full as of a specified date (the "Acceleration Date") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Optionees between the Acceleration Date and the consummation of the Acquisition Event or (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price") provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

         An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 60% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; (c) the complete liquidation of the Company; or (d) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any "person", as such term is used in Sections 13 (d) and 14
(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any entity owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

                  (2) Assumption of Options Upon Certain Events. The Board may grant options under the Plan in substitution for stock and stock-based awards held by employees of another entity who become Employees as a result of a merger or consolidation of the employing entity with the Company or the acquisition by the Company of property or stock of the employing entity. The substitute options shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

         14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.



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         15. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national market system upon which the Common Stock is then listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         17. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         18. Agreements. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

         19. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before ore after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is then listed or traded.

                             PEGASUS SYSTEMS, INC.
                         1997 AMENDED STOCK OPTION PLAN
                                NOTICE OF GRANT

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Optionee's Name and Address]



         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

         Grant Number
                                               ---------------------
         Date of Grant
                                               ---------------------
         Vesting Commencement Date
                                               ---------------------
         Exercise Price per Share              $
                                               ---------------------
         Total Number of Shares Granted

         Total Exercise Price                  $
                                               ---------------------
         Type of Option:                              Incentive Stock Option
                                               ----
                                                      Nonstatutory Stock Option
                                               -----
         Term/Expiration Date:
                                               ---------------------
     Vesting Schedule:

         This Option may be exercised, in whole or in part, in accordance with the following schedule:


         -------------------------------------------------
         Termination Period:

         This Option may be exercised for three (3) months after termination of employment or consulting relationship, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan, but in no event later than the Term/Expiration Date as provided above.